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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 29, 2001


                                     1-6880
                            (Commission File Number)



                                  U.S. BANCORP
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                          41-0255900
    (State of incorporation)                              (I.R.S. Employer
                                                       Identification Number)

                                 U.S. Bank Place
           601 Second Avenue South, Minneapolis, Minnesota 55402-4302
              (Address of Registrant's principal executive office)

                                 (612) 973-1111
                         (Registrant's telephone number)


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ITEM 5. OTHER EVENTS.

         U.S. Bancorp, a Delaware corporation (the "Company"), and USB Capital V, a business trust formed under the laws of the State of Delaware (the "Trust"), have entered into the Underwriting Agreement dated November 29, 2001, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and U.S. Bancorp Piper Jaffray Inc., as representatives (the "Representatives") of the underwriters named in Schedule I thereto (collectively, the "Underwriters"), which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Capital Securities) (October 25, 2001), for the public offering of $300,000,000 aggregate principal amount of the Trust's 7.25% Trust Preferred Securities (the "Capital Securities") representing preferred beneficial interests in the Trust. The Capital Securities will be fully, irrevocably and unconditionally guaranteed on a subordinated basis by the Company pursuant to a Guarantee Agreement dated December 7, 2001 (the "Guarantee") between the Company and First Union Trust Company, National Association, as Guarantee Trustee. The proceeds from the sale of the Capital Securities, together with the proceeds from the sale by the Trust of its common securities are to be invested in 7.25% Junior Subordinated Debentures of the Company (the "Junior Subordinated Debentures"), due 2031 (or such date to which the maturity of the Junior Subordinated Debentures may be extended, as described in the Prospectus Supplement dated November 29, 2001), to be issued pursuant to a Junior Subordinated Indenture (the "Indenture") dated November 15, 1996 between the Company and Wilmington Trust Company, as Debenture Trustee, and the Officers' Certificate dated December 7, 2001, pursuant to Section 3.1 of the Indenture. The Preferred Securities, the Junior Subordinated Debentures and the Guarantee have been registered under the Securities Act of 1933, as amended (the "Securities Act"), by a registration statement on Form S-3 (File No. 333-65358).

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  1.1 Underwriting Agreement, dated November 29, 2001, between the Company, the Trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Salomon Smith Barney Inc. and U.S. Bancorp Piper Jaffray Inc., as Representatives of the Underwriters.

                  1.2 U.S. Bancorp Underwriting Agreement Standard Terms (Capital Securities) (October 25, 2001) (incorporated by reference to Exhibit 1.2 to U.S. Bancorp's Current Report on Form 8-K dated October 31, 2001).

                  4.1 Form of Officers' Certificate dated December 7, 2001 pursuant to Section 3.1 of the Junior Subordinated Indenture dated as of November 15, 1996, between the Company and Wilmington Trust Company, as Debenture Trustee (excluding exhibits thereto).

                  4.2 Specimen Preferred Security Certificate (included as part of Exhibit 4.4).

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                  4.3      Specimen Junior Subordinated Debenture (included as
                           part of Exhibit 4.4).

                  4.4 Form of Amended and Restated Trust Agreement dated December 7, 2001 between U.S. Bancorp, First Union Trust Company, National Association, as Property Trustee and Delaware Trustee, and the Administrative Trustees named therein.

                  4.5 Form of Guarantee Agreement dated December 7, 2001 between U.S. Bancorp and First Union Trust Company, National Association, as Guarantee Trustee.

                  25.1 Form T-1 Statement of Eligibility of First Union Trust Company, National Association, to act as trustee under the Amended and Restated Trust Agreement.

                  25.2 Form T-1 Statement of Eligibility of First Union Trust Company, National Association, under the Guarantee for the benefit of the holders of Capital Securities.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


         Date: December 6, 2001


                                 U.S. BANCORP


                                 By: /s/ Terrance R. Dolan
                                     -------------------------------------------
                                     Name:  Terrance R. Dolan
                                     Title: Executive Vice President and
                                            Controller


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                                INDEX TO EXHIBITS

                 EXHIBIT
                   NO.                     DESCRIPTION
                 --------                  -----------
                  1.1      Underwriting Agreement, dated November 29, 2001,
                           between the Company, the Trust and Merrill Lynch,
                           Pierce, Fenner & Smith Incorporated, Salomon Smith
                           Barney Inc. and U.S. Bancorp Piper Jaffray Inc., as
                           Representatives of the Underwriters.

                  1.2      U.S. Bancorp Underwriting Agreement Standard Terms
                           (Capital Securities) (October 25, 2001) (incorporated by reference to Exhibit 1.2 to U.S. Bancorp's Current
                           Report on Form 8-K dated October 31, 2001).

                  4.1 Form of Officers' Certificate dated December 7, 2001 pursuant to Section 3.1 of the Indenture dated as of November 15, 1996, between the Company and Wilmington
                           Trust Company, as Debenture Trustee (excluding exhibits thereto).

                  4.2 Specimen Preferred Security Certificate (included as part of Exhibit 4.4).

                  4.3 Specimen Junior Subordinated Debenture (included as part of Exhibit 4.4).

                  4.4      Form of Amended and Restated Trust Agreement dated
                           December 7, 2001 between U.S. Bancorp, First Union
                           Trust Company, National Association, as Property
                           Trustee and Delaware Trustee, and the Administrative
                           Trustees named therein.

                  4.5 Form of Guarantee Agreement dated December 7, 2001 between U.S. Bancorp and First Union Trust Company,
                           National Association, as Guarantee Trustee.

                  25.1     Form T-1 Statement of Eligibility of First Union
                           Trust Company, National Association, to act as trustee under the Amended and Restated Trust
                           Agreement.

                  25.2     Form T-1 Statement of Eligibility of First Union
                           Trust Company, National Association, under the
                           Guarantee for the benefit of the holders of Capital
                           Securities.